                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ NORMAN R. AUGUSTINE                            March 4, 1996
-----------------------------
    Norman R. Augustine
    President, Chief Executive
      Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ MARCUS C. BENNETT                            February 22, 1996
---------------------
    Marcus C. Bennett
    Senior Vice President,
      Chief Financial Officer
      and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ ROBERT E. RULON                            February 22, 1996
---------------------
    Robert E. Rulon
    Chief Accounting Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ LYNNE V. CHENEY                            February 22, 1996
---------------------
    Lynne V. Cheney
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ A. JAMES CLARK                            February 22, 1996
---------------------
    A. James Clark
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ VANCE D. COFFMAN                            February 22, 1996
---------------------
    Vance D. Coffman
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ EDWIN I. COLODNY                            February 22, 1996
---------------------
    Edwin I. Colodny
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ LODWRICK M. COOK                            February 22, 1996
---------------------
    Lodwrick M. Cook
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JAMES L. EVERETT, III                            February 22, 1996
-------------------------
    James L. Everett, III
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ HOUSTON K. FLOURNOY                            February 22, 1996
-----------------------
    Houston K. Flournoy
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JAMES F. GIBBONS                            February 22, 1996
---------------------
    James F. Gibbons
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ EDWARD L. HENNESSY, JR.                            February 22, 1996
---------------------------
    Edward L. Hennessy, Jr.
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ EDWARD E. HOOD, JR.                          February 22, 1996
-----------------------
    Edward E. Hood, Jr.
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ CALEB B. HURTT                               February 22, 1996
------------------
    Caleb B. Hurtt
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ GWENDOLYN S. KING                            February 22, 1996
---------------------
    Gwendolyn S. King
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ LAWRENCE O. KITCHEN                          February 22, 1996
-----------------------
    Lawrence O. Kitchen
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ GORDON S. MACKLIN                            February 22, 1996
---------------------
    Gordon S. Macklin
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ VINCENT N. MARAFINO                          February 22, 1996
-----------------------
    Vincent N. Marafino
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ EUGENE F. MURPHY                             February 22, 1996
--------------------
    Eugene F. Murphy
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ DAVID S. POTTER                              February 22, 1996
-------------------
    David S. Potter
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ FRANK SAVAGE                                 February 22, 1996
----------------
    Frank Savage
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ DANIEL M. TELLEP                             February 22, 1996
--------------------
    Daniel M. Tellep
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ CARLISLE A. H. TROST                         February 22, 1996
------------------------
    Carlisle A. H. Trost
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JAMES R. UKROPINA                            February 22, 1996
---------------------
    James R. Ukropina
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") for Lockheed Martin's fiscal year ended December 31, 1995 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1995, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ DOUGLAS C. YEARLEY                            February 22, 1996
----------------------
    Douglas C. Yearley
    Director